PORTFOLIO OF INVESTMENTS – as of March 31, 2022 (Unaudited)

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes – 90.2% of Net Assets

Municipals – 90.2%

	Delaware – 3.8%
$225,000	Delaware Municipal Electric Corp. Revenue, Beasley Power Station Project, Refunding, 5.000%, 7/01/2028	$260,038

	Florida – 16.3%
340,000	Bay County School Board, Certificate of Participation, Series A, (AGM Insured), 5.000%, 7/01/2033	402,856
200,000	Clay County, Sales Surtax Revenue, 4.000%, 10/01/2039	214,087
240,000	Greater Orlando Aviation Authority, Series A, AMT, 4.000%, 10/01/2039	250,334
225,000	Sarasota County Utility System Revenue, Series A, 5.000%, 10/01/2027	258,644

		1,125,921

	Idaho – 3.9%
250,000	Idaho Health Facilities Authority, Series A, 4.000%, 3/01/2035	269,687

	Minnesota – 5.2%
380,000	Minnesota Housing Finance Agency, Revenue Bonds, Series A, AMT, 1.350%, 1/01/2027	357,956

	Nebraska – 4.3%
250,000	Douglas County Hospital Authority No. 2, Series A, 5.000%, 11/15/2030	296,189

	Nevada – 6.8%
240,000	Las Vegas Convention & Visitors Authority, Refunding, Series C, 5.000%, 7/01/2032	253,102
200,000	Washoe County School District, GO, Series A, 5.000%, 10/01/2025	219,463

		472,565

	New Mexico – 4.2%
250,000	New Mexico Hospital Equipment Loan Council Revenue, 5.000%, 6/01/2029	288,658

	New York – 3.1%
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	211,988

	North Carolina – 8.9%
180,000	Buncombe County, Limited Obligation, Revenue, Series A, 4.000%, 6/01/2034	197,449
400,000	North Carolina Agricultural & Technical University System Revenue, Series A, 4.000%, 10/01/2045	416,739

		614,188

Principal Amount	Description	Value (†)
Municipals – continued

	North Dakota – 6.1%
$350,000	North Dakota Building Authority, Series A, 5.000%, 12/01/2030	$422,742

	Ohio – 2.6%
200,000	Ohio Housing Finance Agency, Series A, 2.450%, 9/01/2037	182,743

	Oregon – 3.8%
230,000	Port of Portland, Airport Revenue, Portland International Airport, Series 25-B, 5.000%, 7/01/2028	260,101

	Pennsylvania – 4.2%
270,000	Allegheny County Higher Education Building Authority, Refunding, Series A, 5.000%, 3/01/2029	288,872

	Texas – 5.1%
300,000	Lower Colorado River Authority, Refunding, 5.000%, 5/15/2030	349,892

	Utah – 4.0%
250,000	Weber Basin Water Conservancy District, Revenue Bonds, Series A, 4.000%, 4/01/2040	273,469

	Wisconsin – 3.5%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	241,544

	Wyoming – 4.4%
275,000	Laramie County, Cheyenne Regional Medical Center Project, Hospital Revenue, Refunding, 4.000%, 5/01/2033	302,668

	Total Bonds and Notes (Identified Cost $6,506,755)	6,219,221

Short-Term Investments – 10.2%
706,140	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $706,140 on 4/01/2022 collateralized by $577,800 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $720,354 including accrued interest(a) (Identified Cost $706,140)	706,140

	Total Investments – 100.4% (Identified Cost $7,212,895)	6,925,361
	Other assets less liabilities – (0.4)%	(26,277)

	Net Assets – 100.0%	$6,899,084

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

(a)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$6,219,221	$—	$6,219,221
Short-Term Investments	—	706,140	—	706,140

Total	$—	$6,925,361	$—	$6,925,361

* Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Subsequent Event

On March 7, 2022 the Board of Trustees approved a plan to liquidate the Fund. The liquidation will take place on or about April 28, 2022.

Industry Summary at March 31, 2022 (Unaudited)

Hospitals	20.3%
Appropriation	14.8
Higher Education	10.2
Single Family Hsg	7.8
Water and Sewer	7.8
Airports	7.4
Combined Utilities	5.1
Electric Public Power	3.8
Miscellaneous Tax	3.6
School District	3.2
Sales Tax	3.1
Income Tax Financing	3.1
Short-Term Investments	10.2

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%